July 19, 2022 ManpowerGroup Second Quarter Results Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic uncertainty, the Russia-Ukraine war and other geopolitical uncertainty, financial and labor outlook, the Company’s strategic initiatives and technology investments, the positioning for future growth of our Talent Solutions brand, and the potential impacts of the COVID-19 pandemic and the Company’s efforts to respond to such impacts, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2021, as well as the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Consolidated Financial Highlights Excludes the net impact of integration costs of $2.7M ($2.1M net of tax). EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. As Reported As Adjusted Q2 Financial Highlights -4% 6% CC 3% OCC -4% 6% CC 3% OCC Revenue $5.1B 190 bps 190 bps Gross Margin 18.2% 9% 21% CC 9% OCC 11% 22% CC 11% OCC EBITA $190M ($193M as adjusted) 40 bps 50 bps CC 20 bps OCC 50 bps 50 bps CC 30 bps OCC EBITA Margin 3.7% (3.8% as adjusted) 6% 18% CC 10% OCC 8% 20% CC 11% OCC Operating Profit $181M ($183M as adjusted) 40 bps 30 bps OCC 40 bps 30 bps OCC OP Margin 3.6% (3.6% as adjusted) 13% 26% CC 17% OCC 16% 28% CC 19% OCC EPS $2.29 ($2.33 as adjusted) (2) (2) (1)

EPS Bridge – Q2 vs. Guidance Midpoint

Business Line Revenue Q2 2022(1) Business line classifications can vary by entity and are subject to change as service requirements change. Experis continues strong trends, led by the U.S. where the acquisition integration is proceeding well Talent Solutions posting record revenue levels in market-leading RPO and strong performance in MSP Modest organic constant currency growth in Manpower Higher margin brands growing at double-digit organic constant currency growth rates MANPOWER EXPERIS TALENT SOLUTIONS

Consolidated Gross Margin Change

Trend Business Line Gross Profit – Q2 2022(1) (1) Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Total Gross Profit $921M

SG&A Expense Bridge – Q2 YoY (in millions of USD) Reported and as adjusted ratios are unfavorably impacted 20 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A reported and as adjusted are 14.4% and 14.3% of revenue, respectively. (2)

Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (25% of Revenue) As Reported As Adjusted(1) Q2 Financial Highlights 21% 23% CC 4% OCC 21% 23% CC 4% OCC Revenue $1.3B 44% 46% CC 9% OCC 49% 51% CC 13% OCC OUP $81M ($84M as adjusted) 100 bps 20 bps OCC 120 bps 50 bps OCC OUP Margin 6.4% (6.6% as adjusted) Excludes the impact of integration costs of $2.7M in Q2 2022.

% of Segment Revenue Americas – Q2 Revenue Trend YoY Average Daily Revenue Trend OCC 12% CC (1) Impact reflects underlying business performance excluding U.S. Experis acquisition. (1)

As Reported Q2 Financial Highlights -9% Revenue $2.2B 2% CC -3% OUP $112M 9% CC 30 bps OUP Margin 5.1% Southern Europe Segment (43% of Revenue)

Southern Europe – Q2 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC

As Reported Q2 Financial Highlights -14% Revenue $1.0B -2% CC 0% OCC -39% OUP $11M -30% CC -26% OCC -40 bps OUP Margin 1.1% Northern Europe Segment (20% of Revenue)

Northern Europe – Q2 Revenue Trend YoY % of Segment Revenue Average Daily Revenue Trend - CC (1) (1) Impact reflects underlying business performance after adjusting for loss of revenues due to Russia sale.

As Reported Q2 Financial Highlights -3% Revenue $604M 10% CC 1% OUP $23M 16% CC 10 bps 20 bps CC OUP Margin 3.7% APME Segment (12% of Revenue)

APME – Q2 Revenue Trend YoY Revenue Trend - CC Revenue Trend % of Segment Revenue Average Daily Revenue Trend - CC (1)

Cash Flow Summary – 6 Months YTD

Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) (1) Long term debt was temporarily increased by €400M on June 30th when we issued the €400M of Euro notes due 2027 to refinance the €400M of Euro notes scheduled to mature in September 2022. The notes due in September 2022 were repaid with cash in July 2022. Q2 adjusted total debt and total debt to capitalization columns reflect underlying debt and cash levels before the issuance on June 30th. (1) (1)

Debt and Credit Facilities – June 30, 2022 (in millions of USD) (4) (2)(3) €400M Euro note was repaid at par in July 2022 The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 1.22 to 1 and a fixed charge coverage ratio of 5.74 to 1 as of June 30, 2022. (In the agreement, net debt is defined as total debt less cash in excess of $400M.) As of June 30, 2022, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $318.2M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 521 - Euro Notes - €400M 1.913% Sep 2022 419 - Euro Notes - €400M 3.514% Jun 2027 416 - Revolving Credit Agreement 2.404% May 2027 50 549 Uncommitted lines and Other Various Various 17 301 Total Debt 1,423 850 (1) (5)

Third Quarter 2022 Outlook EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Estimates do not include third quarter impact of acquisition integration costs of approximately $4M to $6M. Revenue Total Down 2-6% (Up 4-8% CC) (Up 1-5% OCC) Americas Up 23-27% (25-29% CC) (6-10% OCC) Southern Europe Down 11-15% (Down 2%/Up 2% CC) Northern Europe Down 9-13% (Flat/Up 4% CC) (Up 3-7% OCC) APME Down 3-7% (Up 6-10% CC) Gross Profit Margin 18.0 – 18.2% EBITA(1) Margin 3.7 – 3.9% Operating Profit Margin 3.5 – 3.7% Tax Rate 30.0% EPS $2.19 – $2.27 (unfavorable $0.29 currency)

Our second quarter results reflect strong demand for our services across brands with revenue growth of 6% in constant currency Gross profit margin of 18.2% reflects good pricing environment, strong permanent recruitment activity and improved business mix Our Diversification, Digitization and Innovation initiatives continue to be executed well Recognized as a Star Performer and Global Leader in RPO for the 12th year by Everest Key Take Aways

Appendix

Industry Vertical Composition – Q2 2022 Manufacturing, 41.2%